                                                              EXHIBIT 6 (a) (iv)
                                                             DATED: MAY 22, 1997

                                   SCHEDULE D
                                     TO THE
                             DISTRIBUTION AGREEMENT
                    BETWEEN THE PARKSTONE GROUP OF FUNDS AND
                BISYS FUND SERVICES LIMITED PARTNERSHIP (FORMERLY
                    THE WINSBURY COMPANY LIMITED PARTNERSHIP)
                              DATED OCTOBER 1, 1993

Name of Investor B Fund                                                         Date
-----------------------                                                         ----
Parkstone Mid Capitalization Fund                                               March 31, 1993
  (formerly, the Parkstone Equity Fund)
  Investor B Shares
Parkstone Small Capitalization Fund
  Investor B Shares
Parkstone Equity Income Fund (formerly,
  the Parkstone High Income Equity Fund)
  Investor B Shares
Parkstone Bond Fund - Investor B Shares
Parkstone Limited Maturity Bond Fund
  Investor B Shares
Parkstone Intermediate Government
  Obligations Fund - Investor B Shares
Parkstone Municipal Bond Fund - Investor
  B Shares
Parkstone Michigan Municipal Bond Fund
  Investor B Shares
Parkstone Balanced Allocation Fund (formerly,
  the Parkstone Balanced Fund) - Investor B Shares
Parkstone U.S. Government Income Fund
  Investor B Shares
Parkstone International Discovery Fund
  Investor B Shares

Parkstone Large Capitalization Fund - Investor B
  Shares                                                                        November 8, 1995

Parkstone Prime Obligations Fund - Investor B
  Shares                                                                        May 22, 1997


THE PARKSTONE GROUP OF FUNDS           BISYS FUND SERVICES, LP
                                       (FORMERLY, THE WINSBURY COMPANY LIMITED
                                       PARTNERSHIP)

                                       By:      BISYS FUND SERVICES, INC.
                                                General Partner

By:      /s/ George R. Landreth                 By:     /s/ Stephen G. Mintos
   -----------------------------                        -----------------------
         George R. Landreth                                 Stephen G. Mintos
         President